Investment Portfolioas of March 31, 2024 (Unaudited)
DWS RREEF Real Estate Securities Fund
	Shares	Value ($)

Common Stocks 98.9%
Real Estate 98.9%
Diversified REITs 2.8%
Essential Properties Realty Trust, Inc.	1,147,192	30,584,139
Health Care REITs 7.0%
American Healthcare REIT, Inc.	760,943	11,223,909
CareTrust REIT, Inc.	263,880	6,430,756
Ventas, Inc.	34,495	1,501,912
Welltower, Inc.	634,580	59,295,155
		78,451,732
Hotel & Resort REITs 3.6%
Host Hotels & Resorts, Inc.	938,795	19,414,281
Ryman Hospitality Properties, Inc.	180,369	20,852,460
		40,266,741
Industrial REITs 15.1%
EastGroup Properties, Inc.	165,822	29,809,821
First Industrial Realty Trust, Inc.	293,973	15,445,341
Prologis, Inc.	813,849	105,979,417
STAG Industrial, Inc.	427,068	16,416,494
		167,651,073
Office REITs 6.3%
Alexandria Real Estate Equities, Inc.	243,375	31,373,471
SL Green Realty Corp.	401,901	22,156,802
Vornado Realty Trust	594,717	17,110,008
		70,640,281
Residential REITs 12.8%
American Homes 4 Rent "A"	823,387	30,284,174
AvalonBay Communities, Inc.	325,805	60,456,376
Essex Property Trust, Inc.	135,805	33,246,422
Sun Communities, Inc.	148,491	19,092,973
		143,079,945
Retail REITs 12.3%
Agree Realty Corp.	257,051	14,682,753
Brixmor Property Group, Inc.	978,391	22,943,269
Federal Realty Investment Trust	17,080	1,744,209
NETSTREIT Corp.	537,027	9,865,186
Regency Centers Corp.	322,721	19,543,984
Simon Property Group, Inc.	348,471	54,532,227
The Macerich Co.	770,194	13,270,443
		136,582,071
Specialized REITs 39.0%
American Tower Corp.	542,035	107,100,696
CubeSmart	635,495	28,737,084
Digital Realty Trust, Inc.	305,781	44,044,695
Equinix, Inc.	81,057	66,898,774
Iron Mountain, Inc.	645,277	51,757,668
Lamar Advertising Co. "A"	163,802	19,559,597

Public Storage	151,356	43,902,321
SBA Communications Corp.	134,883	29,229,146
VICI Properties, Inc.	610,344	18,182,148
Weyerhaeuser Co.	694,782	24,949,621
		434,361,750
Total Common Stocks (Cost $903,293,512)		1,101,617,732

Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 5.36% (a) (Cost $7,820,621)	7,820,621	7,820,621

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $911,114,133)	99.6	1,109,438,353
Other Assets and Liabilities, Net	0.4	4,772,021
Net Assets	100.0	1,114,210,374
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2024	Value ($) at 3/31/2024
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.26% (a) (b)
16,765,800	—	16,765,800 (c)	—	—	5,850	—	—	—
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 5.36% (a)
5,600,545	46,628,936	44,408,860	—	—	68,363	—	7,820,621	7,820,621
22,366,345	46,628,936	61,174,660	—	—	74,213	—	7,820,621	7,820,621

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended March 31, 2024.

REIT: Real Estate Investment Trust
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2024 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,101,617,732	$—	$—	$1,101,617,732
Short-Term Investments	7,820,621	—	—	7,820,621
Total	$1,109,438,353	$—	$—	$1,109,438,353

(a)	See Investment Portfolio for additional detailed categorizations.

OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DRESF-PH1
R-080548-2 (1/25)